Financial income	9 Months Ended
Sep. 30, 2022
Financial income
Financial income

24.Financial income

	For the three months ended		For the nine months ended
	September 30		September 30
(in EUR 000)	2022	2021	2022	2021
Interests	79	−	192	1
Exchange differences	4,955	15	11,045	57
Other	92	14	135	14
Total financial income	5,126	29	11,372	72

For the nine month period ended September 30, 2022, exchange gains amount to €11.0 million (three month period ended September 30, 2022 : €5.0 million), mainly due to the revaluation of both the Company’s USD cash balance and USD financial assets (note 14). For the year ended December 31, 2021, the closing rate of EUR/USD amounted to 1.13260, while as at September 30, 2022, the rate of EUR/USD decreased to 0.980200, resulting in unrealized exchange gains on the USD balances.

The Company holds its USD cash balances and term deposits as they expect to incur cash-outflows in the US relating to both clinical costs (DREAM and ACCESS) and to the commercial launch of the Genio® system.

For the nine month period ended September 30, 2022, the total interest income amounted to €192,000 (three month period ended September 30, 2022 : €79,000). This interest income relates to the USD term accounts. Other financial income mainly consists of premiums received on foreign currency options.